Exhibit 10.39

Execution Version

AMENDMENT NO. 3 TO AMENDMENT NO. 5 AND WAIVER dated effective as of March 31, 2014 (this “Amendment”) to that certain Amendment No. 5 and Waiver dated as of December 12, 2013, as amended by that certain Amendment No. 1 to Amendment No. 5 and Waiver, dated December 21, 2013 and that certain Amendment No. 2 to Amendment No. 5 and Waiver dated effective as of February 21, 2014 (as amended, “Amendment No. 5”), to that certain CREDIT AGREEMENT dated as of March 22, 2010, as amended pursuant to that certain Amendment No. 1 dated as of June 11, 2010, that certain Incremental Assumption Agreement and Amendment No. 2 dated as of March 11, 2011, that certain Amendment No. 3 dated as of August 2, 2011, that certain Waiver and Amendment No. 4 (the “Original Waiver”) dated as of December 3, 2012 and that certain Amendment No. 5 and Waiver dated as of December 12, 2013 (as so amended, the “Credit Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto, the lenders from time to time party to the Credit Agreement (the “Lenders”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

A.                                    Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B.                                    Pursuant to Section 5.04(a) of the Credit Agreement, the audit opinion of the independent public accountants that must accompany the Borrower’s annual audited financial statements shall be without a “going concern” explanatory note or any similar qualification or exception (the “Going Concern Requirement”).

C.                                    The Borrower has informed the Administrative Agent that for the Borrower’s fiscal year ended September 30, 2013, the opinion of the independent public accountants that will accompany the Borrower’s annual audited financial statements may contain an explanatory note with respect to Borrower’s ability to continue to operate as a “going concern”.

D.                                    The Borrower previously requested that the Required Lenders waive the Going Concern Requirement for the Borrower’s fiscal year ended September 30, 2013, and the Required Lenders agreed to such request on and subject to the terms and conditions of the Original Waiver.

E.                                     Subsequent to the date of the Original Waiver, the independent public accountants auditing the Borrower’s financial statements for its fiscal year ended September 30, 2013 informed the Borrower that they were going to expand the terms of the explanatory note with respect to Borrower’s ability to continue to operate as a “going concern” and the Required Lenders further waived the Going Concern Requirement for the Borrower’s fiscal year ended September 30, 2013 through and including March 31, 2014.

F.                                      The Borrower has requested that the Required Lenders further waive the Going Concern Requirement for the Borrower’s fiscal year ended September 30, 2013 through and including April 30, 2014, and the Required Lenders have agreed to such request on and subject to the terms and conditions of this Waiver.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby mutually acknowledged, the parties hereto agree as follows:

SECTION 1.                         Defined Terms; Interpretation; Etc.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Waiver.  This Waiver shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.                         Waiver.  The Required Lenders hereby waive, effective for the period as of the Waiver Effective Date through and including April 30, 2014 only, the Going Concern Requirement with respect to the opinion of the Borrower’s independent public accountants delivered with the audited financial statements for the Borrower’s fiscal year ended September 30, 2013 to the extent that such opinion contains an explanatory note expressing doubt or substantial doubt as to the Borrower’s ability to continue as a going concern as a result of the Borrower’s financing needs, the Borrower’s recurring losses, the Borrower’s balance sheet and related matters.

SECTION 3.                         Representations and Warranties.  To induce the other parties hereto to enter into this Waiver, the Borrower represents and warrants to the Administrative Agent and the Required Lenders that, as of the Waiver Effective Date and after giving effect to this Waiver:

(a)  This Waiver has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of such Loan Party in accordance with its terms.  The Credit Agreement constitutes a legal, valid and binding obligation of the Borrower in accordance with its terms.

(b)  The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Waiver Effective Date with the same effect as though made on and as of the Waiver Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)  No Default or Event of Default has occurred and is continuing.

SECTION 4.                         Waiver Fee.  In consideration for the waiver contained herein, Borrower shall pay to the Administrative Agent, upon execution and delivery of this Amendment by the Required Lenders, for the benefit of the Lenders on a pro rata basis a waiver fee equal to three hundred fifty thousand dollars ($350,000).

SECTION 5.                         Effectiveness.  This Waiver shall become effective on the date (the “Waiver Effective Date”) that the Administrative Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of (i) the Borrower (ii) each Subsidiary Guarantor and (iii) the Required Lenders.

SECTION 6.                         Effect of Waiver.  Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as amended hereby.

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SECTION 7.                         Consent and Reaffirmation.  Each Subsidiary Guarantor hereby consents to this Waiver, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Waiver, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect, (b) confirms its guarantee of the Obligations (with respect to each Subsidiary Guarantor) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.

SECTION 8.                         Expenses. The Borrower agrees to promptly reimburse (a) the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Waiver in accordance with the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and (b) each Lender for its reasonable out-of-pocket expenses incurred in connection with this Amendment and matters related thereto, including the reasonable fees, charges and disbursements of counsel for such Lender.

SECTION 9.                         Counterparts.  This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Waiver by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 10.                  Applicable Law.  THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 11.                  Headings.  The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers this 1st day of April, 2014 effective as of March 31, 2014.

ALION SCIENCE AND TECHNOLOGY CORPORATION,

By

Name:	Barry M. Broadus
Title:	Chief Financial Officer and Treasurer

ALION-METI CORPORATION,

By

Name:	Barry M. Broadus
Title:	Treasurer

ALION-CATI CORPORATION,

By

Name:	Barry M. Broadus
Title:	Treasurer

ALION-JJMA CORPORATION,

By

Name:	Barry M. Broadus
Title:	Treasurer

ALION-BMH CORPORATION,

By

Name:	Barry M. Broadus
Title:	Treasurer

{Signatures continue on following page}

[Amendment No. 3 to Amendment #5 and Waiver to the Senior Credit Agreement.]

WASHINGTON CONSULTING, INC.,

By

	Name:	Barry M. Broadus
	Title:	Treasurer

ALION-MA&D CORPORATION,

By

	Name:	Barry M. Broadus
	Title:	Treasurer

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.,

By

	Name:	Jeff Boyers
	Title:	Treasurer

ALION - IPS CORPORATION,

By

	Name:	Barry M. Broadus
	Title:	Treasurer

ALION INTERNATIONAL CORPORATION

By

	Name:	Barry M. Broadus
	Title:	Treasurer

{Signatures continue on following page}

[Amendment No. 3 to Amendment #5 and Waiver to the Senior Credit Agreement.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as a Lender and as Administrative Agent,

By

Name:
Title:

By

Name:
Title:

{Signatures continue on following page}

[Amendment No. 3 to Amendment #5 and Waiver to the Senior Credit Agreement.]

GGC UNLEVERED CREDIT OPPORTUNITIES, LLC, as a Lender,

By

Name:
Title:

[Amendment No. 3 to Amendment #5 and Waiver to the Senior Credit Agreement.]